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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 17, 1997
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                               EXHIBITRONIX, INC.
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             (Exact name of registrant as specified in its charter)



          NEVADA                       33-19345-LA               93-0943718
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)


              c/o Richard Tingle, Q.C., 1250, 639 5th Avenue S.W.,
                        Calgary, Alberta, Canada T2P 3R7
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (403) 271-0669
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              5324 Michelson Avenue, #23D, Irvine, California 92612
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         (Former name or former address, if changed since last report.)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         A change in control of the Registrant occurred on September 17, 1997. On such date, Jay A. Geier and Ronald Shepston sold an aggregate of 5,200,000 shares of restricted common stock of the Registrant to NB Financial Limited, a corporation organized pursuant to the laws of the Cook Islands (the "Purchaser"), in consideration of the payment of $50,000 and the delivery of the Purchaser's secured promissory note (the "Promissory Note") in favor of Mr. Geier in the sum of $150,000. The Promissory Note bears simple interest at the rate of 10% per annum; all principal and accrued interest is due and payable on or before February 28, 1998. Pre-payments, if any, may be made without penalty. On the date of closing, the Purchaser entered into a stock pledge agreement (the "Pledge Agreement") in favor of Mr. Geier, pursuant to the terms of which all of the shares of the Registrant's common stock acquired by the Purchaser (as well as the proceeds therefrom and any other collateral thereafter acquired) were pledged in support of the Purchaser's obligations under the Promissory Note. In the event of a default under the terms of the Promissory Note, Mr. Geier may, upon the occurrence of certain events, exercise the rights and remedies, as defined in paragraphs 7.1, 7.2, and 8 of the Pledge Agreement, as set forth below:

       "7.1 Rights in the Event of Default. If an Event of Default shall have occurred and be continuing and the Pledgee shall have given notice to the Pledgor of the Pledgee's intent to exercise the following rights: (i) the Pledgee shall have the right to receive any and all payments of any character paid in respect of the Collateral and make application thereof to the Obligations (in the manner set forth in paragraph 8 hereof) and
       (ii) all Pledged Stock shall be registered in the name of the Pledgee or its nominee, and the Pledgee or its nominee may thereafter exercise (A) all voting, corporate, and other rights pertaining to the Pledged Stock at any meeting of shareholders of the Company or otherwise and (B) any and all rights of conversion, exchange, subscription, and any other rights, privileges, or options pertaining to the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Company, or upon the exercise by the Pledgor or the Pledgee of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Pledgee shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing; provided, however, that the Pledgor may exercise any such right, privilege or option if the Pledgee fails or delays in so doing, only if


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       such exercise by the Pledgor, in the Pledgee's reasonable judgment, would not impair the Collateral or result in any violation of any provision of the Transaction Documents; provided, further, that the Pledgee's exercise of his rights, as set forth in section (ii) above, shall be conditioned upon the Pledgor's use of its best efforts as a controlling stockholder of the Company, or otherwise, to cause each and every business combination transaction or acquisition of equity or assets of any third party or any assumption of liabilities of any third party to be rescinded, such that each such transaction will be void ab initio, and that, immediately prior to the Pledgee's exercise of his rights hereunder and under the Note, the Company's financial status will be substantially similar to its current status, with the exception that any sales of the Company's equity for cash shall not be subject to such rescission. If such rescissions are not commenced and finalized within a reasonable period of time, the condition precedent set forth in the immediately preceding proviso will be deemed to have been waived by the Pledgor."

           "7.2 Not Conditioned or Contingent. The rights of the Pledgee hereunder shall not be conditioned or contingent upon the pursuit by the Pledgee of any right or remedy against the Pledgor or the Company or against any other person which may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guaranty thereof or right of offset with respect thereto."

       "8. Remedies. Subject to the conditions set forth in the final proviso of
       Section 7.1, above, if an Event of Default shall have occurred and shall be continuing, the Pledgee may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, including, without limitation, the Transaction Documents, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Pledgee, without demand of performance or other demand, defense, presentment, protest, advertisement or notice of any kind (except any notice required by law) to or upon the Pledgor, the Company or any other person (all and each of which demands, defenses, presentments, protests, advertisements and notices are hereby waived, except any notice required by law) may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more portions, upon such terms and conditions and at such prices as it may deem advisable, for cash or on credit or for future delivery without assumption of any credit risk. The Pledgee shall have the right, to the extent permitted by law, upon any such sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby


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       waived or released. The Pledgee shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Pledgee hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations in whatever order the Pledgee may elect and only after such application and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the UCC, need the Pledgee account for the surplus, if any, to the Pledgor. The Pledgor waives all claims, damages and demands it may acquire against the Pledgee arising out of the exercise by the Pledgee of any of its rights hereunder, except any that may arise from the gross negligence or misconduct of the Pledgee. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Pledgee may postpone or adjourn any sale of any Collateral from time to time by announcement at the time and place fixed therefor, and such sale may, upon further notice, be made at the time and place to which it was so postponed or adjourned."

         As of the closing date, 6,428,078 shares of common stock of the Registrant were issued and outstanding. As of such date, there were no outstanding options, warrants, or other rights to acquire shares of its capital stock; and there were no obligations of the Registrant convertible into shares of its capital stock. Accordingly, as of such date, and excluding the terms and conditions of the Pledge Agreement, the Purchaser was the beneficial and record owner of 80.9% of the Registrant's common stock.

         As of the closing date, Mr. Geier, Mr. Shepston, and Ms. Heather Montgomery resigned as directors and executive officers of the Registrant. On such date, Norman Wright was appointed to serve as the Registrant's sole director and Chief Executive Officer, Chief Financial Officer, and Secretary.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date October 17, 1997                        /s/ NORMAN WRIGHT
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                                                 Norman Wright
                                                 Chief Executive Officer,
                                                 Chief Financial Officer,
                                                 and Secretary


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